KEYCO BOND FUND, INC.
                  27777 Franklin Road - Suite 1850
                     Southfield, Michigan 48034
                           (248) 353-0790

                          November 21, 1997


To Our Shareholders:

We are pleased to send you this Annual Report of Keyco Bond Fund, Inc. for the year ended September 30, 1997.

Net investment income for the year was $1,550,704 or $1.22 per share compared with $1,569,495 or $1.24 per share last year. The $18,791 decrease was due to $17,020 less interest income and $1,771 higher expenses. Interest income decreased because interest rates on new bonds purchased in recent years were lower than the matured or called bonds which they replaced.

During the fiscal year, market interest rates declined, and as a result, the value of the Fund's bond portfolio increased by $336,519 or 1.3%.

During the year, five bonds were either called, sold or matured for total proceeds of $935,069. Because some of the disposals were at a premium price in excess of par and in excess of their purchase prices, a capital gain dividend of $12,236 ($.009655 per share) was paid in October 1997.

The cash from these dispositions was reinvested in bonds maturing in ten to seventeen years. Portfolio turnover was 3%, lower than recent years. We expect turnover to increase next year as several of our bonds have been prerefunded for early call.

The net asset value of the Fund was $21.40 per share on September 30, 1997, which was an increase of $.26 per share from the prior year. The weighted average annual yield on the bonds in the Fund as of September 30, 1997 was 6.5% based on cost, and 6.0% based on market value, and the weighted average maturity was 9.1 years.

The Board of Directors, on October 22, 1997, declared quarterly dividends which total $1.21 per share for the year ending September 30, 1998. All shareholders will receive the quarterly dividends to be paid on November 3, 1997, February 2, 1998, May 1, 1998, August 3, 1998 and November 2, 1998.

The Annual Meeting of Shareholders of Keyco Bond Fund, Inc. will be held at 27777 Franklin Road, Suite 1850, Southfield, Michigan on Tuesday, December 16, 1997, at 11:00 a.m. for the purpose of electing Directors and ratifying the selection of Coopers & Lybrand as our auditors.

Mark Schlussel and David Page continue to serve as independent outside Directors, and their remuneration is $1,000 each per meeting. In addition, the Fund pays $25,000 annually for certain administrative services and office space.

If you have any questions concerning the Fund or the enclosed information, please call me.

On behalf of the Board of Directors,



/S/ Joel D. Tauber
President

Enclosures







                        KEYCO BOND FUND, INC.
               REPORT ON AUDIT OF FINANCIAL STATEMENTS
                for the year ended September 30, 1997




Keyco Bond Fund, Inc.
Contents


Report of Independent Accountants

Financial Statements:

       Statement of Assets and Liabilities as of September 30, 1997 Statement of Operations for the Year Ended September 30, 1997 Statement of Changes in Net Assets for the Years
         Ended September 30, 1997 and 1996
       Notes to Financial Statements

Supplemental Schedules:

       Schedule of Portfolio Investments, September 30, 1997
       Financial Highlights for the Years Ended September 30,
         1997, 1996, 1995, 1994 and 1993














































Report of Independent Accountants

To the Board of Directors and Shareholders of Keyco Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of Keyco Bond Fund, Inc., including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keyco Bond Fund, Inc. as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/S/ Coopers & Lybrand L.L.P.


Detroit, Michigan
October 24, 1997































Keyco Bond Fund, Inc.
Statement of Assets and Liabilities
as of September 30, 1997


                               ASSETS

Investments in securities, at fair value (cost $24,773,892)     $26,738,626
Cash                                                                 34,862
Accrued interest receivable                                         535,340
                                                                 ----------
     Total assets                                                27,308,828
                                                                 ----------

                             LIABILITIES

Dividends payable                                                   183,621
Accrued liabilities                                                   2,149
                                                                 ----------
     Total liabilities                                              185,770
                                                                 ----------

Net assets applicable to outstanding capital shares,
  equivalent to $21.40 per share based on 1,267,258
  shares of capital stock outstanding                          $ 27,123,058
                                                                 ==========

The accompanying notes are an integral part of the financial statements.











































Keyco Bond Fund, Inc.
Statement of Operations
for the year ended September 30, 1997



Interest income                                                  $1,606,345

Expenses:
  Legal and accounting                            $   40,118
  Custodial fee                                       12,000
  Directors' fees                                      2,000
  Miscellaneous expense                                1,523
                                                   ---------
       Total expenses                                                55,641
                                                                   --------

       Net investment income                                      1,550,704

Realized gain on investments:
  Proceeds from maturity, calls and sales            935,069
  Cost of securities matured, called or sold         924,383
                                                   ---------
       Realized gain on investments                                  10,686

Unrealized appreciation of investments:
  Investments held, September 30, 1997:
       At cost                                    24,773,892
       At fair value                              26,738,626
                                                  ----------
       Balance, September 30, 1997                 1,964,734
           Less balance, September 30, 1996        1,628,215
                                                  ----------
       Unrealized appreciation of investments                       336,519

Increase in net assets resulting from operations                 $1,897,909
                                                                  =========

The accompanying notes are an integral part of the financial statements.

































Keyco Bond Fund, Inc.
Statement of Changes in Net Assets
for the years ended September 30, 1997 and 1996



                                                      1997          1996
                                                      ----          ----
Net assets, beginning of period                   $26,796,112   $26,840,276
                                                   ----------    ----------
Changes in net assets from operations:
  Net investment income                             1,550,704     1,569,495
  Realized gain on investments                         10,686        82,033
  Unrealized appreciation (depreciation)
    of investments                                    336,519      (100,470)
                                                   ----------    ----------
      Increase in net assets from operations        1,897,909     1,551,058

Changes in net assets from capital
   transactions:
  Dividends declared from net investment
    income                                         (1,558,727)   (1,571,400)
  Dividends declared from net capital
    gains                                          (   12,236)   (   23,822)
                                                   ----------    ----------
      Net increase (decrease) in net assets           326,946    (   44,164)
                                                   ----------    ----------
      Net assets, end of year                     $27,123,058   $26,796,112
                                                   ==========    ==========


 The accompanying notes are an integral part of the financial statements.









































Keyco Bond Fund, Inc.
Notes to Financial Statements

1.     Significant Accounting Policies:

       Keyco Bond Fund, Inc. (the "Company") has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management company. The Company became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

       a. Security Valuation: The Company has invested substantially all of its assets in long-term state and municipal debt obligations. Investments in these tax-exempt securities are stated at fair value. The fair value of the investments is provided by the Company's custodian, who utilizes a matrix pricing system. Due principally to a decrease in interest rates, the fair value of the investments is currently above cost, resulting in unrealized appreciation. The principal amount of each bond, as reflected in the schedule of portfolio investments, is due at maturity when the bond must be redeemed by the issuer.

       b. Federal Income Taxes: It is the Company's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders.
               Therefore, no federal income tax provision is recorded.

       c. Other: Security transactions are accounted for on a trade-date basis. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded when declared. Interest on investments is recorded as earned.

       d. Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Net Assets Applicable to Outstanding Capital Shares:

       Details of net assets applicable to outstanding capital shares are as follows:

       Capital stock, $.02 par value; authorized 3,000,000
               shares; issued and outstanding 1,267,258
               shares at                                        $   25,345
       Additional paid-in capital                                  730,733
       Retained earnings prior to July 1, 1979                  24,093,500
       Accumulated undistributed net investment income             308,746
       Net unrealized appreciation of investments,
               September 30, 1997                                1,964,734
                                                                 ---------

           Net assets, September 30, 1997                       $27,123,058
                                                                 ==========

3.     Purchases and Dispositions of Securities:

       The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $914,864 and $935,069, respectively.


4.     Portfolio Manager:

       Effective October 19, 1994, the Board of Directors determined that the Company will no longer retain the services of an investment advisor or a third-party portfolio manager, but rather the Company, acting through its officers and with the review provided by the Board, will make investment decisions internally.


5.     Related Parties:

       Legal and accounting expenses incurred include $25,000 for accounting and administrative services provided by an entity owned by an officer of the Fund.

























































Keyco Bond Fund, Inc.
Schedule of Portfolio Investments
September 30, 1997


Long-Term State and                                                   Principal                          Fair
Municipal Obligations                                                   Amount           Cost            Value
---------------------                                                 ---------          ----            -----
Avondale, Michigan, School District,  7.5%, May 2003               $    500,000     $   500,000     $   515,578
Avondale, Michigan, School District,  7.5%, May 2004                    700,000         700,000         721,809
Bay City, Michigan, Electric Utility Revenue, 6.6%, January 2012        500,000         494,900         544,824
Capac, Michigan, Community School District, 6.25%, July 2003            100,000          96,920         102,439
Central Michigan University, 5.3%, October 2006                          70,000          66,345          72,820
Crosswell and Lexington, Michigan, Community Schools
  Building and Site, 6%, May 2016                                       500,000         500,000         520,344
Dearborn, Michigan, School District, 6.7%, May 1999                     100,000         108,744         104,230
Dearborn, Michigan, School District, 6.7%, May 2000                     135,000         147,775         143,626
Detroit, Michigan, Distributable State Aid, 5.2%, May 2007              520,000         516,001         536,614
Detroit, Michigan, City Distributable State Aid, 7.2%, May 2009       1,000,000         995,000       1,068,240
Detroit, Michigan, City School District, 4.95%, May 2005                200,000         186,398         202,896
Grand Rapids, Michigan, Sanitary Sewer System, 6%, January 2012         500,000         500,000         522,156
Jackson County, Michigan, 5%, April 2006                                300,000         277,173         307,482
Lansing, Michigan, School District, 6.8%, May 2004                      460,000         512,067         520,823
Marquette County, Michigan, Wastewater Treatment System,
  6%, December 2007                                                     175,000         154,553         180,504
Marquette County, Michigan, Wastewater Treatment System,
  6%, December 2008                                                     170,000         149,913         175,320
Michigan Municipal Bond Authority Revenue, Local Government
  Wayne County, PJ-GRP 1213, 7.4%, December 2002                      1,075,000       1,065,497       1,221,512
Michigan Municipal Bond Authority Revenue, State Revolving
  Fund, 6.5%, October 2010                                              550,000         599,769         625,998
Michigan Municipal Bond Authority Revenue, State Revolving
  Fund, 6.55%, October 2013                                             100,000         109,445         111,648
Michigan Municipal Bond Authority Revenue, Local Government
  Loan Program, 6%, December 2013                                       130,000         134,940         138,474
Michigan State Building Authority Revenue, 5.125%, October 2008         100,000          91,772         102,138
Michigan State Building Revenue, Series I, 5.3%, October 2012           500,000         418,505         501,940
Michigan State Building Authority Revenue, Series I, 5%, October 2014   500,000         500,000         496,043
Michigan State Housing Development Authority, Rental Housing
  Revenue, 5.375%, April 2004                                            70,000          71,537          73,380
Michigan State Housing Development Authority, Rental Housing
  Revenue, 5.6%, April 2006                                             500,000         489,640         529,471
Michigan State Trunk Line, Series A, 5.75%, October 2012                250,000         248,673         258,432
Michigan State University Revenue, 6.125%, August 2010                1,200,000       1,190,892       1,264,987
Pinckney, Michigan, Community Schools, Livingston and
  Washtenaw Counties, 5.5%, May 2004                                    300,000         268,500         306,224
Portage, Michigan, Public Schools, 5.7%, May 2012                       230,000         227,619         238,727
South Lyon Community School District, Counties of Oakland,
  Washtenaw and Livingston, State of Michigan Building
  Site Bonds, 7.8%, May 2014                                            500,000         500,000         521,330
Sturgis, Michigan, Government Hospital, 6.55%, October 2000             325,000         308,750         331,910
Sturgis, Michigan, Government Hospital,  6.6%, October 2001             250,000         237,500         255,251
University of Michigan, Hospital Revenue, 7%, December 2021              75,000          78,366          82,716
West Bloomfield, Michigan, School District, 5%, May 2006                100,000          92,357         102,807
Wyandotte, Michigan, Downtown Development, 6.25%,  December 2008        750,000         727,440         846,584
Alaska State Housing Finance Corporation, 6.1%, June 2007               155,000         155,000         161,441
Alaska State Housing Finance Corporation, 6.2%, June 2008               285,000         285,000         296,850
California State, 5.7%, August 2003                                     500,000         481,055         512,732
California State, 5.7%, August 2004                                     250,000         237,263         255,966
District of Columbia, MBIA, Series B, 6.3%, June 2007                   250,000         263,922         270,710
Gainsville, Florida, Utilities System Revenue, 6.5%, October 2014       750,000         724,900         844,617
Florida State, Hillsborough County Expressway, G.O., 5.9%,
  October 2005                                                          750,000         664,058         762,010
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2008      290,000         258,381         296,684
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2009      700,000         622,804         715,944
Joliet, Illinois Corporate Purpose, 7%, January 2012                    100,000         106,994         103,153
Maryland State Health and Higher Educational Facilities
  Authority Revenue Johns Hopkins Hospital
  Redevelopment Issue, 6.625%, July 2008                                495,000         495,000         550,331
Mercer County, New Jersey, Improvement Authority Revenue,
  State Justice Complex, 6.4%, January 2018                             500,000         463,270         560,406
New York, New York, City Municipal Assistance Corporation,
  6%, July 2008                                                         750,000         755,625         782,861
New York, New York, City Municipal Water Finance Authority,
  Water-Sewer System Revenue, 6.75%, June 2016                          200,000         206,384         219,404
New York, New York, City Municipal Water Finance Authority,
  Water-Sewer System Revenue, 6.75%, June 2016                          200,000         206,384         215,682
New York State Refunding, 6.1%, November 2008                           500,000         500,000         531,939
Monroe County, New York, Water Improvement,
  5.5%, December 2008                                                   610,000         589,034         635,976
Ohio State Building Authority, State Transportation Facilities,
  7%, September 2003                                                    350,000         389,162         380,522
Erie County, Hospital Authority PA Revenue, Erie County Geriatric
  Center, U. S. Treasury, 6.25%, July 2011                            1,000,000         993,560       1,095,950
Puerto Rico Commonwealth Highway and Transportation
  Authority Highway Revenue, 6.25%, July 2012                           500,000         544,085         564,067
South Carolina State Housing Authority, Single Family Mortgage
  Purchase, 7%, July 2011                                               500,000         502,500         509,833
Met. Government Nashville and Davidson County, Tennessee,
  Health and Educational Facilities Board Revenue,  Meharry
  Medical College-HEW, collateralized, 7.875%, December 2004            215,000         212,059         239,843
Austin, Texas, Utility System Revenue, 6%, April 2006                   500,000         474,565         540,398
Sherman, Texas, New Public Housing Authority, 5.75%, March 2006         200,000         178,876         204,895
Texas Coastal Water Authority, Water Convey System Revenue,
  8.125%, December 2017                                                 700,000         712,250         706,194
Virginia State Housing Development Authority, Multifamily
  Mortgage Section 8 Assisted, 8.25%, November 2012                      25,000          24,770          25,309
Washington State, Public Power Supply System, Nuclear
  Project No. 2 Revenue, 6%, July 2012                                  500,000         460,000         505,632
                                                                     ----------      ----------      ----------
Total investments                                                   $25,210,000     $24,773,892     $26,738,626
                                                                     ==========      ==========       =========






































Keyco Bond Fund, Inc.
Financial Highlights

Contained below are per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                        Years Ended September 30,
                                             --------------------------------------------

                                             1997      1996      1995      1994      1993
                                             ----      ----      ----      ----      ----
Per Share Operating Performance:
  Net asset value, beginning of period      $21.14    $21.18    $20.73    $22.02    $21.40
                                             -----     -----     -----     -----     -----
    Net investment income                     1.22      1.24      1.25      1.25      1.29

  Net realized and unrealized gain
   (loss) on investments                       .28     ( .02)      .45     (1.28)      .76
                                             -----     -----     -----     -----     -----

    Total from investment operations          1.50      1.22      1.70      (.03)     2.05
                                             -----     -----     -----     -----     -----

    Less distributions from:
      Net investment income                  (1.23)    (1.24)    (1.25)    (1.26)    (1.32)
      Net realized gain on investments        (.01)     (.02)        -         -      (.11)
                                             -----     -----     -----     -----     -----
    Total distributions                      (1.24)    (1.26)    (1.25)    (1.26)    (1.43)
                                             -----     -----     -----     -----     -----
  Net asset value, end of period            $21.40    $21.14    $21.18    $20.73    $22.02
                                             =====     =====     =====     =====     =====
Total Return per Share Net
  Asset Value (a)                              7.1%      5.8%      8.2%      (.1)%     9.6%

Ratios and Supplemental Data:
  Net assets, end of period (in 000s)      $27,123   $26,796   $26,840   $26,264   $27,905

  Ratio of net investment income to
      average net assets                       5.8%      5.8%      6.0%      5.9%      5.9%

  Ratio of expenses to average net assets       .2%       .2%       .2%       .2%       .2%

  Portfolio turnover rate                      3.5%      9.2%      9.4%     25.4%     16.5%

(a)    Total investment return based on per share net asset value reflects the percent return calculated on beginning of period net asset value and assumes dividends and capital gain distributions were not reinvested.  These percentages are not an indication of the performance of a shareholder's investment in the
       Company.
